Analyst Day
December 7, 2010

ArvinMeritor™

Analyst Day

Brett Penzkofer
Senior Director
Investor Relations

ArvinMeritor™

Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. There are risks and uncertainties relating to the company's announced plans to sell the Body Systems business of LVS, including the timing and certainty of completion of the transaction and the fulfillment of closing conditions, some of which may not be within the company's control. Until the closing of any sale, the company will be responsible for the operation of this business. Therefore, it is possible that delays in achieving certain closing conditions could result in operating losses and cash requirements for which the company would be responsible, especially if economic conditions begin again to destabilize. In addition, although the company currently expects to complete the announced sale of the entire business, if the company fails to do so, the company may consider other available options, including pursuing an alternative sales process with alternative potential buyers, multiple sales of portions of the business, and restructuring the business (which may involve substantial costs and the potential to lose new or replacement customer awards due to the uncertainty as to the future of the business). In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions, including the recent global economic crisis; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); whether our liquidity will be affected by declining vehicle production volumes in the future; reduced production for certain military programs and the return of volumes of selected long-term military contracts to more normalized levels; availability and sharply rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company's suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; the ability to achieve anticipated or continued cost savings from reduction actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Agenda

	**2010 Report Card**	Chip McClure Chairman, CEO and President
	**Segment & Market Overview**	Carsten Reinhardt Chief Operating Officer
	**Manufacturing & Supply Chain Overview**	Chris Snodgrass Vice President, Manufacturing & Supply Chain
	**Product Innovation**	Joe ElBehairy Vice President, Engineering
	**Financial Outlook**	Jay Craig Chief Financial Officer
	**2011 Priorities**	Chip McClure Chairman, CEO and President

Analyst Day

Chip McClure
Chairman, CEO & President

ArvinMeritor™

Our Vision



To be the recognized leader in providing advanced drivetrain, mobility, braking and aftermarket solutions for the global commercial vehicle and industrial markets.

ArvinMeritor

2010 Priorities

- Continue transformation to focus the company on global commercial and industrial markets ✓
- Maintain focus on sustainable profitable growth ✓
- Successfully execute as global markets recover ✓
- Remain focused on rigorous cost management to realize improved operating leverage ✓
- Drive innovation – accelerating new products and advanced fuel efficient technologies ✓
- Continue focus on balance sheet management ✓

We deliver on our commitments

Transformation Substantially Complete

- Entered definitive agreement to sell Body Systems to Inteva Products, LLC on August 3rd, 2010
- Purchase price of approximately $35 million, before customary adjustments
- Received all required clearances from competition authorities
- Remaining closing preparations on track toward an anticipated completion on or around the end of December 2010


2003(1)
CVS 31%
LVS 69%
2011(1)
Commercial Vehicle and Industrial 100%
Commercial Truck
Industrial
Aftermarket & Trailer

(1) Continuing Operations

ArvinMeritor

MERITOR®

Note: Subject to shareholder approval

Focus on Sustainable Profitable Growth

- Pursued growth opportunities in emerging markets
- Expanded global off-highway product portfolio
- Increased defense product portfolio with aim of expanding military business and maintaining leadership position
- Continued to win business with key global customers
- Received numerous customer satisfaction awards

Driving shareholder value

Focus on Execution and Operating Leverage

- Optimizing global footprint
- Significant investment in manufacturing capability improvements
- Strong focus on supply chain management
- Major investment in flexible manufacturing systems
- Significant material, labor and burden cost performance

Managing the upturn

Focus on Innovation

- Launching advanced vehicle technologies
- Implementing global brake strategy
- Expanding suspension portfolio
- Accelerating controls capability
- Increasing investments in engineering infrastructure




ArvinMeritor



Investing in our future

Focus on Balance Sheet

- Extended maturity date on revolving credit facility to January 2014
- Issued 20 million shares of common stock, resulting in $200 million net proceeds
- Issued $250 million of unsecured notes due in 2018
- Repurchased $192 million of notes due in 2012



Liquidity
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010



Net Debt
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

Clear runway through 2014

MERITOR®

Subject to shareholder approval

Analyst Day

Carsten Reinhardt
Chief Operating Officer

ArvinMeritor

Business Segment Overview

Commercial Truck

- Drivetrain systems and components including axles, drivelines, braking and suspension systems
- Medium and heavy duty trucks in NA, SA and Europe





Industrial

- Drivetrain systems including axles, brakes, drivelines and suspensions
- Off-highway, defense, construction, bus and coach, fire and emergency
- On- and off-highway activities in Asia Pacific





Aftermarket & Trailer

- Axles, brakes, suspension and transmissions to aftermarket customers
- Wide variety of undercarriage products and systems for trailer applications





Global Footprint


5 Continents
19 Countries
Manufacturing, Engineering, Distribution and Customer Support in Every Major Region of the World
38 Manufacturing Sites
10 Joint Ventures
4 Technical Centers
7 Distribution Centers

ArvinMeritor

Segment and Regional Mix

2009 Sales: $3.1 billion

2010 Sales: $3.6 billion



Industrial 25%
Truck 44%
Aftermarket & Trailer 31%



Industrial 25%
Truck 48%
Aftermarket & Trailer 27%



Europe 22%
South America 10%
Asia Pacific 10%
North America 58%



Europe 21%
South America 15%
Asia Pacific 14%
North America 50%

Emerging markets up 74%

Market Leadership Positions(1)

Category	Asia Pacific	Europe	North America	South America
Truck drive axle(2) 	#1 India & Australia	#1	#1	#1
Truck air brake 	Strategic Priority	#2	#1	#1 Joint Venture
Trailer axle 	Developing for Asia Pacific	#3	#1	#1 Joint Venture
Aftermarket 	Strategic Priority	#3 Path to #1	#1	Strategic Priority
Off-highway axle(2) 	#1 China Strategic Priority for Asia Pacific	Strategic Priority		
Military drivetrain, suspension & brakes 	Tactical Opportunity Australia & India	Tactical Opportunity	#1	Tactical Opportunity

(1) Based on market data and management estimates
(2) Independent, non-captive, supplier

ArvinMeritor


Commercial Truck
ArvinMeritor

Commercial Truck

- Well-positioned to benefit from rebound in global commercial truck markets in North America and Europe
- Established position in South America
- Strong product portfolio and customer relationships
- Building on strong position to diversify customer mix
- Aggressive product launch cadence in 2011/2012/2013
- Designing products for vehicle efficiency

FY 2009 Sales


South America 21%
North America 43%
Europe 36%

FY 2010 Sales


South America 30%
North America 39%
Europe 31%

Top Truck Customers 2010

Customer	North America	South America	Europe
VOLVO	✓	✓	✓
NAVISTAR	✓		
DAIMLER	✓	✓	✓
MAN		✓	
IVECO		✓	✓
PACCAR	✓		✓
Ford	✓	✓	✓
HINO	✓		

Commercial Truck

North America
Class 8 & 4-7 Production (000)
Calendar Year



Class 8
Class 4-7
FTR Forecast
472
562
613
397
338
254
247
339
461
210
227
241
196
143
94
99
151
203
262
335
372
201
195
120
148
188
258
2004
2005
2006
2007
2008
2009
2010
2011
2012

- NA recovery steadily progresses
  - FY11 Class 8 estimates range from ~180-200k
- Continued growth in Europe despite sovereign debt concerns
- Brazil continues at strong volumes

Western Europe
Med. & Heavy Production GVW>6t (000)
Calendar Year



JD Power Forecast
422
442
478
535
545
196
294
364
457
2004
2005
2006
2007
2008
2009
2010
2011
2012

South America
Med. & Heavy Production GVW>6t (000)
Calendar Year



JD Power Forecast
106
116
106
138
168
120
181
201
182
2004
2005
2006
2007
2008
2009
2010
2011
2012

ArvinMeritor

Investing in Product and Innovation(1)

Globally

- 30-percent increase in product development programs in past 18 months
- Investment in new enterprise PLM solution
- Increased number of technical experts in key critical areas

Priority in Engineering Growth


Engineering Spend
% of Sales
1.2%
1.8%
1.9%
FY08
FY09
FY10
FY11

Europe

- Doubling of EU engineering team
- Investment in increased bench test capabilities and capacities (axle and brake)
- $42M brake business investment approved over four years
- Vehicle efficiency testing
- Further investment in analytical tools

U.S.

- $25M Troy Research & Development investment over five years
- U.S. government support of $6.5M in incentives
- 125 new Research & Development positions to be created in the coming years

Asia Pacific

- Expansion of technical capabilities with a new engineering center in Nanjing, China
- Accelerate ability to provide advanced product solutions and localized production for customers in China
- Expanded technical center in Bangalore, India

(1) Total Company

Focus on Future Brake Technology

Product Line Expansion



ELSA Disc Brake and S-Cam Product Lines

Advanced Engineering



Future Generation Braking Technologies

Testing & Performance Validation



Bench and Fleet Testing

Manufacturing Technology



Advanced Machining and Fully-Automated Assembly Systems

Customer Service & Support



Added Customer Support Centers for More Dedicated Attention


Industrial
ArvinMeritor

Industrial and Asia Pacific

- Off-Highway
  - Leading independent off-highway axle supplier in China
  - Leveraging scale and technology to grow business globally
- Defense
  - Largest independent drivetrain producer for tactical wheeled vehicles globally
- Commercial Vehicle
  - Largest independent axle producer in India
  - Producer of drum and disc brakes for the market in China
- Specialty
  - Growing market position in premium bus & coach market in China and India
  - Leader in bus & coach, custom fire truck, & vocational AWD market in the U.S.

FY 2009 Sales


Asia Pacific 36%
North America 64%

FY 2010 Sales


Asia Pacific 54%
North America 46%

Top Customers 2010

Customer	China	India	Australia	Japan	North America
XCMG	✓				
CATERPILLAR SEM	✓				✓
SANY	✓				
YUTONG	✓				
ASHOK LEYLAND		✓			
TATA		✓			
PACCAR			✓		
ISUZU				✓	
BAE SYSTEMS					✓
[illegible]					✓
NAVISTAR		✓			✓
DAIMLER					✓

Asia Pacific

FY 2009 Sales


India 20%
Australia 15%
Other 7%
China 58%

FY 2010 Sales


India 32%
Australia 12%
Other 5%
China 51%

China

Construction Production (000)


MillMark Forecast
147
186
226
261
230
228
239
253
2005
2006
2007
2008
2009
2010
2011
2012
Source: MillMark and Associates

India

Truck Production GVW>6t (000)


JD Power Forecast
210
216
274
270
229
178
289
277
311
2004
2005
2006
2007
2008
2009
2010
2011
2012
Source: J.D. Power and Associates

ArvinMeritor

China Growth Strategy: Off-Highway

Xuzhou Meritor Axle Ltd. (XMAL)

- **Markets:** Largest independent off-highway axle producer in China
- **Location:** Xuzhou, Jiangsu Province, China
- **Main Products:** Premium off-highway axles for construction equipment markets
- **Recent Actions:**
  - Completed Phase I expansion
  - Initiated Phase II with $17 million investment in Xuzhou to expand manufacturing capability
  - Achieved record axle production in 2010





Growth Strategy

- Expand product offering
- Global off-highway product platform
- Increase market share in specialty, crane & mining markets
- Expand engineering, design, and testing capability
- Export from China



China Growth Strategy: On-Highway

ArvinMeritor Vehicle Systems Co., Ltd. (Wuxi)

- **Markets:** Bus & coach
- **Location:** Wuxi, Jiangsu Province, China
- **Main Products:** Air disc brakes and premium single reduction on-highway axles
- **Recent Actions:**
  - Initiated $16 million investment for state-of-the-art Nanjing technical center and manufacturing facility to grow axle and brake manufacturing:
    - Capacity
    - Engineering and testing capability
    - Customer service & support

Meritor Huayang Vehicle Braking Co., Ltd. (MHBC)

- **Markets:** Commercial vehicles, bus & coach, and off-highway
- **Location:** Shiyan, Hubei Province, China
- **Main Products:** Drum brakes





Growth Strategy

- Expanded product offering for both high & mid-range OE market
- Air disc brake and drum brake market leader
- Increase local engineering
- Service customer base

India Growth Strategy

Meritor HVS (India) Ltd. & Automotive Axles Ltd.

- **Markets:** Commercial vehicles, bus & coach, and off-highway
- **Location:** Mysore, India
- **Main Products:** Drive axles, front steer axles, tag axles and brakes
- **Recent Actions:**
  - Implemented APS and upgraded core manufacturing processes
  - Upgraded plant and housing capacity
  - Strengthened product development capabilities
  - Expanded product portfolio to meet increasing market needs

Bangalore Technical Center (BTC)

- **Location:** Bangalore, India
- **Capabilities:**
  - Product design & development
  - CAE capabilities
  - Benchmarking & testing





Growth Strategy

- Premium bus and coach market
- Sales growth in foundation and air disc brakes
- Strategically enter growing Indian off-highway market
- Opportunities in defense market

Defense Wheeled Vehicle Leadership

On Contract

FMTV

- On contract through 2015
- Transitioning from BAE to OSK

MXT

- Production contract with British MoD
- ProTec Series 30 / 40 High Mobility Independent Suspension (HMIS)

Caiman MTV

- On contract for 1,700 vehicles in FY11
- Government contract option for 1,100 in FY12
- ProTec Series 50 HMIS

Heavy Tactical Trucks

- Freightliner on contract through 2011

Aftermarket Service for All Models



MXT



CAIMAN MTV



FMTV

Defense Wheeled Vehicle Leadership

Potential Future Programs

Active Development

Joint Light Tactical Vehicle (JLTV)
- HMMWV replacement, production SOP 2014
- Partnered with two of three current contractors
- ProTec Series 30 HMIS

Marine Personnel Carrier (MPC)
- Next generation Light Armored Vehicle (LAV)
- Participating to build a technology demonstration vehicle, production est. 2015
- ProTec Series 40 HMIS

Future Development

HMMWV Recap
- HMMWV upgrade program, SOP TBD
- Actively developing solutions

FMTV HMIS
- Participating in government testing to evaluate suspension upgrade options


JLTV


Marine Personnel Carrier TD


HMMWV Recap

ArvinMeritor


Aftermarket & Trailer
ArvinMeritor

Aftermarket & Trailer Segment

Global Aftermarket Business

- Well-known brand portfolio and product life-cycle service and support
- World-class packaging and distribution
- Remanufacturing global enterprise
- Extensive product portfolio including competitor product lines
- Industry-wide leader in customer service

Global Trailer Business

- Full-line axle, wheel-end and suspension supplier
- Established footprint in North America and Europe
- Leading market position with joint venture in South America
- Distribution in Asia Pacific

FY 2009 Sales


North America 76%
South America 3%
Asia Pacific 2%
Europe 19%

FY 2010 Sales


North America 72%
South America 3%
Asia Pacific 2%
Europe 23%

U.S. Truck Freight Ton Miles
Seasonally Adjusted (trillions)


FTR Forecast
2.78
2.85
2.89
2.90
2.74
2.42
2.53
2.59
2.70
2004
2005
2006
2007
2008
2009
2010
2011
2012

North America Trailer Production
Calendar Year (thousands)


FTR Forecast
229
251
283
222
152
78
133
153
210
2004
2005
2006
2007
2008
2009
2010
2011
2012

ArvinMeritor

Aftermarket Success Formula

Servicing the Full Lifecycle of the Vehicle



Genuine Product
1
PRICE POINT #1
Genuine Product -
Price/Reman
2
PRICE POINT #2
TRUCK POPULATION
Price/Reman
3
PRICE POINT #3
Market Pricing
Age of Vehicle

Aftermarket Sales (excluding Defense)



Year-over-Year Sales Change
10.7%
-16.4%
16.4%
Fiscal Year
2007
2008
2009
2010

Distribution Expertise

- 15+ all-makes product lines with global markets
- Advanced warehousing management and distribution systems
  - Highly-automated component packaging capability
  - Same-day shipment for vehicle-down emergencies
  - Lean warehousing and Six Sigma-driven processes
  - Highly-efficient order processing capability

Global Network

- Global reach
  - Eleven distribution centers across five continents
  - Seven remanufacturing centers
  - Eight customer assistance call centers
  - More than 6,000 distribution points

Focused Strategic Aftermarket Growth

Expand in Emerging Markets

- China & India
- South America
- Russia
- Enter Africa

Off-Highway & Defense

- Pursue remanufacturing and re-set opportunities
- Dedicated defense and off-highway team
- Aftermarket service model
- Partnerships with large industry players

Remanufacturing

- Expand global footprint
- Lean manufacturing
- Core recovery & logistics excellence
- Product expansion

White Space

- Launch 3PL
- Strategic partnerships
- Other white space

MERITOR®

Subject to shareholder approval

Analyst Day

Chris Snodgrass
Vice President
Manufacturing and Supply Chain

ArvinMeritor™

Manufacturing & Supply Chain Management

Footprint Optimization	Production Systems	Supply Chain Systems	Flexible Manufacturing	Customer Satisfaction
				

Cost | Quality and Delivery



Performance Plus launched a major restructuring of our processes

ArvinMeritor

Footprint Expansion in South America


MERITOR
Artist Rendering

Major investments to meet growing demand

Major Investment in NAFTA Operations




ArvinMeritor

Launched new manufacturing plant in Monterrey, Mexico

Major Investment in European Operations







Complete overhaul of European operations

Manufacturing and Tech Expansion in China


Artist
Rendering






奠基


OERLIKON

Growing in the world's largest commercial vehicle market

Global Supply Chain Capacity Planning Management


North America
Europe
Global Capacity Management
South America
Asia Pacific


MAKE COMPONENTS
BUY COMPONENTS

- Global and regional team structure
- New supply chain information systems
  - Demantra - ASCP – Transportation Planning





Emerging markets recovered in 2010; established markets recovering in 2011

ArvinMeritor

Integration of Quality Systems Into Equipment

Assembly



- No fault forward process
- Optic quality sensors
- Bar code verification
- eShop broadcast

Gearing and Housing Manufacturing



- Quick tool change fixtures
- Performance monitoring software
- Integrated CMM
- Robotic automation

Investment in quality processes

Investing in Flexible Manufacturing Systems

Cam Bracket Welding Process Installed in York, S.C.





- Quick changeover time reduced from 30 minutes to 15 seconds
- Ability to weld over 5,000 combinations with simply the scan of a tag
- Automatic part number verification and traceability intelligence system
- Robotic automation
- One operator can run three machines

Flexible manufacturing creates a competitive advantage

Customer Satisfaction Better than Ever


KW
Peterbilt
DAF
PACCAR


DAIMLER
MASTERS OF
Quality
ArvinMeritor, Inc.
Nuevo Leon, Mexico


ONE

PACCAR 50 PPM

GREAT PLACE TO WORK®
MELHORES EMPRESAS PARA TRABALHAR
BRASIL 2010


WELCOME TO THE TOP



Customers measure us on quality, delivery, cost and features

ArvinMeritor

Cost Model Optimization

Material Performance


2008
2009
2010


DMO
TPM
KAIZEN
SIX SIGMA
5S

Warranty Reduction


FY08
FY09
FY10

Net Labor Performance


2008
2009
2010

Net Burden Performance


2008
2009
2010

Operational excellence has significantly reduced our costs

MERITOR®

Subject to shareholder approval

Analyst Day

Joe ElBehairy
Vice President
Engineering

ArvinMeritor™

Product Development Focus Areas

High-efficiency products to improve fuel economy




Advancements in brake technology to maintain global leadership positions





Suspension portfolio delivers maximum maneuverability in extreme combat environment




Control and electronics for value-added functionality




Global investment in talent, equipment and tools




ArvinMeritor

Vehicle Efficiency Drivers

NA Greenhouse Gas Regulations

- Regulations focused on
  - Aerodynamics
  - Engine
  - Tires
    - Rolling resistance
    - Weight
- Special considerations
  - Hybrids
  - Advanced technologies

IMPACT

+ Increased awareness and acceptance for new technologies
+ Increased incentives for hybrids
- Potential increase in vehicle cost
- Potential bias for technologies which impact GHG

Class 8 Linehaul Drivers

- Class 8 linehaul trucks consume significantly more fuel per year compared to a passenger car

Annual US Transportation Fuel Consumption and GHG Emissions


Pass Car
Light Truck
Rail
Air
Other
80%
Medium &
Heavy Duty
20%
Heavy
Duty
81%
Medium
Duty
19%

Energy Consumption Points


Aerodynamics 50%
Accessories 10%

Tires 34%
-Low RR tires
-Proper inflation

Drivetrain 6%
- Lower parasitics

Customer needs and legislation driving unprecedented focus on efficiency technologies

ArvinMeritor

14X Axle – Next Generation

Efficiency

- Faster axle ratios for lower engine speeds
- Enhanced lube flow
- Efficient gearing

Reliability

- Broader application coverage
- Strengthened inter-axle differential and bearings
- Parallel driveline angles



Developed to maximize performance and improve efficiency

18X Axle – Next Generation

Efficiency

- Faster axle ratios for lower engine speeds
- ~3% fuel economy improvement over hub reduction axle

Reliability

- More than 65 ton GCW and 700+ horsepower capability
- Highest power density on the market today
- Proven laser welded technology




European and South American launch planned for 2011

Efficiency Technologies – SuperTruck

Dual Mode Hybrid

- Improved fuel economy (15%)
- Regenerative braking and energy recovery
- Reduced emissions
- "Zero emissions" mode capability
- Fully automatic, smooth operation

SMART Chassis Control Systems

- Suspension height control systems
- Tire pressure management systems

Lightweight Trailer Suspension Module

- Lightweight suspension components
- Integrated, lightweight wheel end




HYBRID

Build #1 delivered to Navistar in November

Efficiency Technologies – Light-Weighting

Next Gen Air Disc Brake

- Optimized bridge design to save ~8 lbs


- 8.5 lbs

Next Gen X30 Drum

- Geometry and manufacturing processes save 6–7 lbs per drum





ProTec Suspensions

- Aluminum and titanium components provide 300+ lbs in weight savings



14X Aluminum Carrier

- 100+ lb tandem weight savings over iron carrier



Brake Technology Focus Areas

NA Regulations: FMVSS121

Timing	Loaded 60 MPH Stopping Distance (Feet)			
	Current	Tractor Axles	GVWR (lbs)	New
2011	355	3	< 59k	250
2013	355	2-3	< 70K	250
		3	> 70k	310
		4+	> 85k	

2011 requirements fully met
- Re-engineered front and rear brakes
- New friction material specs
- More than 5 million miles of fleet testing

2013 compliant solutions underway

Disc Brake Technology Development

Technology focus areas:
- Casting technologies
- Material optimization
- Alternative materials



Next Gen Objectives:
- Lower cost and weight
- Reduced air consumption and higher efficiency
- Improved response time



Noise, Vibration & Harshness

- Analytical tools and methods
- New NVH dyno with environmental
- Vehicle acceleration and noise data





Defense Portfolio

MERITOR | DEFENSE

PROTEC

SERIES 30





- Up to 14,000 lb GAWR
- Up to 21 inches of wheel travel
- Lightweight materials
- JLTV application

SERIES 40





- Up to 23,000 lb GAWR
- Up to 18 inches of wheel travel
- Multiple spring & damping options available
- MXT application

SERIES 50





- Up to 29,000 lb GAWR
- Up to 18 inches of wheel travel
- Multiple spring & damping options available
- Caiman application

Custom designed to meet performance requirements; all production ready

Growing Controls Capability

- 400% increase in controls team in 24 months
- Complete electronic hardware design
- D-space simulators for simulation and validation





LogixDrive

- Industry's first intelligent axle system
- Benefits include increased fuel efficiency and reduced CO_2 emissions
- Available beginning in 2012

LogixDrive

Hybrid

- Supervisory controls
- Series – parallel logic
- Brake blending



Semi-Active Damping

- Continuously adjusts shock damping forces based on conditions
- Increases safety and comfort



Engineering Infrastructure Investments

People

- Stronger talent added
- Design for Six Sigma (DFSS)
- Increased training and design/validation tools





Tools

- Phase I:
  CAD data migration
  Dec. 2010
- Phase II:
  Change control
  implementation
  Sept. 2011

Windchill®

Product Lifecycle Management

Infrastructure and Equipment

- More than $15M invested in global technical centers including:
  - Bangalore, India
  - Cameri, Italy
  - Troy, Mich., U.S.
  - Cwmbran, U.K.
  - Nanjing, China



NVH Dynamometer



Brake Dynamometer



Structural Testing

ArvinMeritor

MERITOR®

Subject to shareholder approval

Analyst Day

Jay Craig
Chief Financial Officer

ArvinMeritor™

Segment Adjusted EBITDA[1][2][3]

(in millions)

	Quarter Ended September 30, 2010	Quarter Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Sales				
Commercial Truck	$ 547	$ 325	$ 1,960	$ 1,566
Industrial	220	221	951	888
Aftermarket & Trailer	252	219	969	954
Intersegment Sales	(63)	(68)	(290)	(333)
Total Sales	$ 956	$ 697	$ 3,590	$ 3,075
EBITDA				
Commercial Truck	$ 32	$ 1	$ 85	$ (38)
Industrial	14	28	94	135
Aftermarket & Trailer	17	18	71	89
Segment EBITDA	$ 63	$ 47	$ 250	$ 186
Unallocated Corporate Income (Expense)	7	(4)	(2)	(11)
Adjusted EBITDA	$ 70	$ 43	$ 248	$ 175
Adjusted EBITDA Margin	7.3%	6.2%	6.9%	5.7%

(1) See Appendix – "Non-GAAP Financial Information."

(2) GAAP net income/(loss) was $2 million for Q4 2010 and $(14) million for Q4 2009. GAAP net income/(loss) from continuing operations was $1 million for Q4 2010 and $(36) million for Q4 2009. GAAP net income/(loss) was $12 million for FY 2010 and $(1,188) million for FY 2009. GAAP net income/(loss) from continuing operations was $(2) million for FY 2010 and $(747) million for FY 2009.

(3) ArvinMeritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments. Adjusted EBITDA margin equals Adjusted EBITDA divided by sales. See appendix for consolidation and comparison to GAAP measures.

ArvinMeritor

2010 GAAP Income Tax Expense

(in millions)

Continuing Operations

Q410	PBT Inc./(Exp.)	Inc. Tax Exp	Effective Rate
Income not subject to VA	$ 56	$ 13	23.2%
Income subject to VA (1)	(35)	-	
Other (2)	-	4	
Total	**$ 21**	**$ 17**	

FY10	PBT Inc./(Exp.)	Inc. Tax Exp	Effective Rate
Income not subject to VA	$ 206	$ 57	27.7%
Income subject to VA (3)	(146)	-	
Other (2)	-	(9)	
Total	**$ 60**	**$ 48**	

(1) Expected ~$11 million benefit on losses (approx. 30% statutory rate) not realized in Q4 2010 due to valuation allowances established in fiscal year 2009.

(2) Primarily relates to discrete adjustments to tax contingencies.

(3) Expected ~$44 million benefit on losses (approx. 30% statutory rate) not realized in FY 2010 due to valuation allowances established in fiscal year 2009.

Free Cash Flow[1]

(in millions)	Quarter Ended September 30, 2010	Quarter Ended September 30, 2009	Year Ended September 30, 2010	Year Ended September 30, 2009
Income (Loss) From Continuing Operations Attributable to ArvinMeritor, Inc	$ 1	$ (36)	$ (2)	$ (747)
Net Spending (D&A less Capital Expenditures)	(7)	12	14	(12)
Pension and Retiree Medical Net of Expense	(37)	(5)	(36)	(27)
Performance Working Capital [2]	19	49	(49)	231
Discontinued Operations[3]	40	15	35	(129)
Other	18	12	108	595
Free Cash Flow Before Restructuring and Off-Balance Sheet Securitization & Factoring	$ 34	47	$ 70	$ (89)
Restructuring Payments	(4)	(10)	(22)	(65)
Off-Balance Sheet Securitization & Factoring	12	(15)	74	(275)
Free Cash Flow	$ 42	$ 22	$ 122	$ (429)
Memo: Cash Flow Provided by (used for) Continuing Operations[4]	$ 19	$ 22	$ 137	$ (163)

(1) See Appendix – "Non-GAAP Financial Information."

(2) Change in payables less changes in receivables, inventory and customer tooling.

(3) Before restructuring payments of $1 million and $5 million in Q4 10 and Q4 09 and $8 million and $37 million in FY 10 and FY 09. Before factoring of $(7) million and $3 million in Q4 10 and Q4 09 and $(14) million and $18 million in FY 10 and FY 09.

(4) Amounts have been recast to reflect LVS as discontinued operations.

ArvinMeritor

Fourth Quarter 2010 Results Comparisons[1]

Earnings reflect Core Business, excluding LVS; FCF Total Company

	FY 2010 Q3 Actual As Presented[3]	FY 2010 Q3 Actual Recast[4]	FY 2010 Q4 Outlook	FY 2010 Q4 Actual
Sales	$1,275	$966	Slightly Lower	$956
Adjusted EBITDA[5]	$76	$66	Slightly Lower	$70
Adjusted Income / (Loss) from Cont. Ops.[2]	$2	($6)	Slightly Lower	$8
FCF before Factoring and Restructuring	$17	$17	Slightly Negative (Bond Interest Payment)	$34 (including $29M Voluntary Pension Contribution)
Free Cash Flow	$33	$33	Slightly Negative (Bond Interest Payment)	$42 (including $29M Voluntary Pension Contribution)

(1) See Appendix – "Non-GAAP Financial Information."

(2) GAAP net income/(loss) was $2 million for Q4 2010 and $(3) million for Q3 2010. GAAP net income/(loss) from continuing operations was $1 million for Q4 2010 and $(6) million for Q3 2010. Cash Flow provided by (used for) operations was $72 million for Q4 2010 and $47 million for Q3 2010. GAAP net income/(loss) was $12 million for FY 2010. GAAP net income/(loss) from continuing operations was $(2) million for FY 2010. Cash flow provided by (used for) operations was $211 million for FY 2010.

(3) As presented during the 3rd Quarter earnings call, including LVS.

(4) Amounts have been recast to reflect LVS as discontinued operations.

(5) Adjusted for noncontrolling interest in consolidated joint ventures.

ArvinMeritor

Margins vs. Prior Quarter

Adjusted EBITDA Margin[1]

	EBITDA[1] Margin
Q3 2010	**6.8%**
Americas Truck production volume & mix	1.0
Europe Truck production volume & mix – seasonality	(0.2)
Industrial – lower defense & seasonal off-highway volume	(1.1)
Aftermarket & Trailer volume & mix	(0.3)
Material economics net of Performance Plus	(0.6)
Environmental	0.6
Pension curtailment gain	0.7
Other	0.4
Q4 2010	**7.3%**

(1) See Appendix – "Non-GAAP Financial Information."

Pension & OPEB Update

(in millions)	FY08	FY09	FY10	FY11E(1)
Pension				
Unfunded Status	$115	$517	$609	N/A
Expense(2)	$38	$16	$29	$25
Contributions(3)	$30	$20	$74	$54
Discount Rate				
U.S.	7.10%	5.70%	4.90%	N/A
U.K.	6.75%	5.50%	5.00%	N/A
Asset Returns				
U.S.	Long-term return assumption currently at 8.5%			
OPEB				
Contributions(4)	$48	$75	$43	$45

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

(2) Based on continuing operations excluding restructuring expenses. FY10 excludes $7 million U.K. pension curtailment gain. Expense related to pension plans of discontinued operations of $8 million, $6 million, and $7million are excluded from FY08, FY09, and FY10, respectively.

(3) Based on continuing operations. Contributions related to pension plans of discontinued operations of $4 million, $5 million, and $5 million are excluded from FY08, FY09, and FY10, respectively.

(4) Includes $28 million one-time settlement of USW retiree medical in Q1 2009.

2011 Planning Assumptions[(1)]

Fiscal Year Basis

Continuing Operations, excludes LVS

(in millions)		
Capital Expenditures	$75 - $90	✓
Interest Expense	$100 - $110	✓
Cash Interest	$85 - $95	✓
Income Tax Expense	$70 - $90	✓
Cash Income Taxes	$50 - $70	✓

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Update First Quarter Outlook[(1)]

Continuing Operations, excludes LVS

	FY 2010 Q4 Actual[(2)]	FY 2011 Q1 Outlook[(1)]
Sales	$956 million	Flat ✓
Adjusted EBITDA	$70 million	Slightly Lower (non-recurrence of pension curtailment gain) ✓
Adjusted Income from Cont. Ops.	$8 million	Slightly Negative
FCF before Factoring and Restructuring	$34 million (including $29M Voluntary Pension Contribution)	Negative ✓
FCF	$42 million (including $29M Voluntary Pension Contribution)	Negative ✓

(1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

(2) See Appendix – "Non-GAAP Financial Information."

Path to Long-Term EBITDA Margin Target[(1)(2)(3)]

Requirements to Achieve Target

- Recovery of global commercial vehicle markets to reasonable levels of demand
- Maintain structural cost reductions as commercial vehicle industries rebound
- Continued execution of growth initiatives



EBITDA Margin
~10% Target
8.0%-8.8%
7.3%
7.0%
6.4%
6.2%
6.8%

	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q4 FY11e	Q4 FY12e
Sales:	$697	$800	$868	$966	$956	$1.1-$1.2B	~$1.3B

(1) See Appendix – "Non-GAAP Financial Information."

(2) Adjusted EBITDA target of 10% average through the cycle; based on management's long-term planning assumptions. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

(3) Amounts have been recast to reflect LVS as discontinued operations.

Debt Maturity Profile[1]

- New maturity profile gives the company relatively clear runway until the revolver matures in January 2014
- Long-term objective of achieving credit statistics near investment grade



Millions as of September 30, 2010
$800
$700
$600
$500
$400
$300
$200
$100
$0
Clear Runway
Undrawn Revolver
$143
$84
Undrawn U.S. Securitization
$125
Undrawn "Extended" Revolver
$370
Revolver Letters of Credit
$26
$250
Undrawn U.S. L/C Facility
$30
Convertible (Initial Put Date)
$300
$250
$200
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019 Convertible (Initial Put Date)
Fiscal Year

(Three-year average)	S&P BB Ratios[2]
EBITDA Interest Coverage	5.1X
Free Operating Cash Flow / Total Debt	7.8%
Total Debt / EBITDA	3.0X
Total Debt / Capitalization	53.2%

1) Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2) S&P key industrial financial ratios: three-year (2006-2008) average medians for BB rated companies.

ArvinMeritor

Tax Rate Forecast[(1)]

- Tax expense difficult to forecast since the company has not been able to record tax benefits in jurisdictions with valuation allowances
- NA and EU market recovery to more normalized levels, and specific initiatives identified to improve effectiveness in utilizing tax assets, will drive effective tax rate lower


100%
50%
0%
Effective Tax Rate
80%
70%
40%
35%
20%
30%
18%
2010
2011E
2012E
2013E
Fiscal Year

(1) Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

ArvinMeritor

Subject to shareholder approval

Analyst Day

Chip McClure

ArvinMeritor

2011 Strategic Priorities

- Maintain focus on sustainable profitable growth
- Successfully execute as global markets recover
- Drive innovation – accelerating new products and advanced fuel efficient technologies
- Achieve EBITDA margin targets and sustain momentum of cash flow conversion
- Continue focus on strengthening the balance sheet





Significant Strengths

- Strong global position
  - Operations in every major market
  - #1 or #2 in NA and Europe
- Solid business portfolio
- Diversified customer base
- Expert manufacturing capabilities
- Ability to execute a market upturn
- Superior technical abilities
- Dynamic product portfolio in key "growth" areas
  - Fuel efficiency and safety
- Financial strength
- Strong leadership team and organization

Well-positioned for the future

MERITOR®

Subject to shareholder approval

Appendix

Full Year 2010 Income Statement from Continuing Operations[3]

(in millions, except per share amounts)	Twelve Months Ended September 30,			
			Better/(Worse)	
	2010	2009	$	%
Sales	$ 3,590	$ 3,075	$ 515	17%
Cost of Sales	(3,171)	(2,780)	(391)	-14%
Gross Margin	419	295	124	42%
SG&A	(289)	(209)	(80)	-38%
Restructuring Costs	(6)	(61)	55	90%
Other Operating Expenses	(8)	(15)	7	47%
Operating Income (Loss)	116	10	106	1,060%
Equity in Earnings of Affiliates	48	15	33	220%
Other Income	2	-	2	*
Interest Expense, Net	(106)	(93)	(13)	-14%
Income (Loss) Before Income Taxes	60	(68)	128	*
Provision for Income Taxes	(48)	(670)	622	93%
Income (Loss) From Continuing Operations	12	(738)	750	*
Noncontrolling Interests	(14)	(9)	(5)	-56%
Income (Loss) From Continuing Operations	$ (2)	$ (747)	$ 745	100%
Adjustments				
Restructuring Costs	6	61	(55)	90%
Gain on Settlement of Note Receivable	(6)	-	(6)	*
Loss on Debt Extinguishment	13	-	13	*
Fixed Asset Impairment	2	14	(12)	86%
Tax Effect	(9)	642	(651)	*
Adjusted Income (Loss) From Continuing Operations [1]	$ 4	$ (30)	$ 34	*
DILUTED ADJUSTED INCOME (LOSS) PER SHARE [1] [2]	$ 0.05	$ (0.42)	$ 0.47	*
Diluted Shares Outstanding	84.7	72.5	15.1	21%

(1) See Appendix for discussion of "Non-GAAP Financial Information."

(2) GAAP diluted income (loss) per share from continuing operations was $(0.02) for FY 2010 and $(10.31) for FY 2009.

(3) Amounts have been recast to reflect LVS as discontinued operations.

ArvinMeritor

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations and diluted earnings per share before special items, which are non-GAAP financial measures. These non-GAAP measures are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations plus or minus special items. Other non-GAAP financial measures include "EBITDA" and "free cash flow". EBITDA before special items is defined as earnings before interest, taxes, depreciation and amortization, and losses on sales of receivables, plus or minus special items. Free cash flow represents net cash provided by operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. EBITDA is a meaningful measure of performance commonly used by management, the investment community and banking institutions to analyze operating performance and entity valuation. Further, management uses these non-GAAP measures for planning and forecasting in future periods. The company uses EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with GAAP. Free cash flow should not be considered substitutes for cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. EBITDA should not be considered an alternative to operating income as an indicator of operating performance or to cash flows as a measure of liquidity. These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

In addition, financial data may be provided on a "trailing twelve month basis," which equates to the sum of the measure in question for the four most recent quarters.

Non-GAAP Financial Information
EBITDA Reconciliation[2]

	Three Months Ended September 30, 2010	Three Months Ended June 30, 2010	Three Months Ended March 31, 2010	Three Months Ended December 31, 2010	Three Months Ended September 30, 2009
Adjusted EBITDA	$ 70	$ 66	$ 61	$ 51	$ 43
Loss on Sale of Receivables	(1)	(1)	(1)	(1)	-
Depreciation and Amortization	(16)	(18)	(18)	(18)	(19)
Interest Expense, Net[1]	(25)	(27)	(31)	(23)	(23)
Restructuring Costs	(5)	(1)	-	-	(6)
Asset Impairment Charges	(2)	-	-	-	-
Benefit (Provision) for Income Taxes	(17)	(21)	-	(10)	(27)
Non-controlling Interests	(3)	(4)	(4)	(3)	(4)
Income (Loss) From Continuing Operations Attributable to ArvinMeritor, Inc	1	(6)	7	(4)	(36)
Income (Loss) From Discontinued Operations Attributable to ArvinMeritor, Inc	1	3	6	4	22
Net Income (Loss) Attributable to ArvinMeritor, Inc.	$ 2	$ (3)	$ 13	$ -	$ (14)
Memo: Sales	956	966	868	800	697

(1) Amounts for fiscal year 2009 have been restated for the adoption of FASB guidance on convertible debt.

(2) Amounts have been recast to reflect LVS as discontinued operations.

Non-GAAP Financial Information
EBITDA Reconciliation[2]

	Twelve Months Ended September 30, 2010	Twelve Months Ended September 30, 2009
Adjusted EBITDA	$ 248	$ 175
Loss on Sale of Receivables	(4)	(5)
Depreciation and Amortization	(70)	(70)
Interest Expense, Net [1]	(106)	(93)
Restructuring Costs	(6)	(61)
Asset Impairment Charges	(2)	(14)
Benefit (Provision) for Income Taxes	(48)	(670)
Non-controlling Interests	(14)	(9)
Income (Loss) From Continuing Operations Attributable to ArvinMeritor, Inc	(2)	(747)
Income (Loss) From Discontinued Operations Attributable to ArvinMeritor, Inc	14	(441)
Net Income (Loss) Attributable to ArvinMeritor, Inc.	$ 12	$ (1,188)
Memo: Sales	3,590	3,075

(1) Amounts for fiscal year 2009 have been restated for the adoption of FASB guidance on convertible debt.

(2) Amounts have been recast to reflect LVS as discontinued operations.

ArvinMeritor

Non-GAAP Financial Information
Free Cash Flow

	Three Months Ended September 30, 2010	Three Months Ended September 30, 2009	Twelve Months Ended September 30, 2010	Twelve Months Ended September 30, 2009
Cash provided by (used for) operating activities	$ 72	$ 46	$ 211	$ (295)
Capital expenditures - continuing operations	(23)	(7)	(56)	(82)
Capital expenditures - discontinued operations	(7)	(17)	(33)	(52)
Free cash flow	$ 42	$ 22	$ 122	$ (429)
Free cash flow	$ 42	$ 22	$ 122	$ (429)
Restructuring payments - continuing operations	3	5	14	28
Restructuring payments - discontinued operations	1	5	8	37
Changes in receivables securitization and factoring (1) (2)	(12)	15	(74)	275
Free cash flows from operations before restructuring and changes in off-balance sheet factoring and securitization	$ 34	$ 47	$ 70	$ (89)

(1) Includes changes in receivables securitization and factoring for the three months ended September 30, 2010 and September 30, 2009 of $(5) and $12 for continuing operations, respectively and $(7) and $3 for discontinued operations, respectively.

(2) Includes changes in receivables securitization and factoring for the twelve months ended September 30, 2010 and September 30, 2009 of $(60) and $257 for continuing operations, respectively and $(14) and $18 for discontinued operations, respectively.

ArvinMeritor

MERITOR®

Subject to shareholder approval